FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               CP&L Energy, Inc.,
             (Exact name of registrant as specified in its charter)

            North Carolina
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


                             411 Fayetteville Street
                       Raleigh, North Carolina 27601-1748

          (Address of principal executive offices, including zip code)

        Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class               Name of Each Exchange on Which
          to be so Registered               Each Class is to be Registered
--------------------------------------------------------------------------------

      Common stock, no par value               New York Stock Exchange
                                               Pacific Exchange

            If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

            If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

            Securities Act registration statement file number to which this form relates: N/A

            Securities to be registered pursuant to Section 12(g) of the
Act:  N/A

                                      NONE
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            The information required by Item 202 of Regulation S-K is included under the heading "Description of Holdings Capital Stock" in the Registrant's Registration Statement on Form S-4 (File No. 333-86243), filed with the Securities and Exchange Commission on August 31, 1999 (the "Registration Statement"), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.

                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement, as amended, to be signed on its behalf by the undersigned, thereto duly authorized.


                                              CP&L ENERGY, INC.



                                              By: /s/ Peter M. Scott III
                                                  ---------------------------
                                                       Peter M. Scott III
                                                  Executive Vice President and
                                                     Chief Financial Officer


Date: June 6, 2000